UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2026

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2026, Advanced Biomed Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”) with an unrelated third party, pursuant to which the Company agreed to sell 100% of the issued and outstanding shares of Advanced Biomed Inc. (Taiwan), a company organized under the laws of Taiwan (the Republic of China) and a wholly-owned subsidiary of the Company (the “Taiwan Subsidiary”), for an aggregate purchase price of US$490,000, subject to the terms and conditions set forth in the Agreement. The transaction is expected to close within three (3) months from the date of the Agreement.

The Taiwan Subsidiary conducts the Company’s biomedical research and development operations, including the A+PerfusC integrated perfusion 3D cell culture platform. Following completion of the transaction, the Company will continue to operate its remaining businesses, including the AI-focused operations conducted through Acellent Technologies (Hong Kong) Co. Limited.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied. Factors that could cause actual results to differ include, among others, the satisfaction of closing conditions, the Company’s strategic direction and operations following the Disposition, and the other factors discussed in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: June 30, 2026	By:	/s/ Xiaomin Chen
Xiaomin Chen
Chief Executive Officer

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